             LAND USE CERTIFICATE OF THE PEOPLE'S REPUBLIC OF CHINA

     This certificate fully acknowledges the stipulations mandating all land in the cities of the People's Republic of China is owned by the state.

     This certificate fully acknowledges the stipulations mandating all land in the country-side comprised of farmed plots, crop land and uncultivated land, within the People's Republic of China is owned by the state collectives.

     This certificate fully acknowledges the right of the state to assume control of all land and the operations there upon in the interest of the people and in accordance with the law of the People's Republic of China.

     This certificate fully  acknowledges that no individual may in any way buy, appropriate, sell, transfer or lease any land within the People's Republic of
China.

     This certificate fully acknowledges that all parties using land in the
People's Republic of China must do so with the permission of the state and in a manner agreed to by the state.

     This certificate fully acknowledges that the right to use land in the
People's Republic of China is protected by the laws of the People's Republic of
China and must not be infringed upon by any organization or by any individual.

     In full accordance with the above acknowledgments and stipulations, and in full accordance with the laws of the People's Republic of China as cited in
Article 10 of the Constitution of the People's Republic of China and Article 11
of the Land Administration Law of the People's Republic of China to protect the socialist public ownership of land, and after thorough investigation of the petitioning party, this certificate for land use for the parcel of land identified in the body of this document, is granted to the petitioner.
//Seal of Henan province Land Administration Bureau//
                                    //Seal of Jiaozuo Land Administration Bureau

                                                            Date: January, 1997.

Land Use Certificate No.| |  1997  | |002

                                         Use Certificate of State Owned Land
--------------------------------- ----------------------------------------------------------------------------------
Land User                         Shunde Shunao Industry & Commerce Company
--------------------------------- ----------------------------------------------------------------------------------
Address                           No.189. Minzhu Road, Jiaozuo City
--------------------------------- ----------------------------------------------------------------------------------
No. of the Figure                 N/A
--------------------------------- ----------------------------------------------------------------------------------
No. of the Plot                   N/A
--------------------------------- ----------------------------------------------------------------------------------
Purpose                           Commerce
--------------------------------- ----------------------------------------------------------------------------------
Granted for Time of Use           40 years
--------------------------------- ----------------------------------------------------------------------------------
            East is neighboring to Minzhu Road
            West is neighboring to the Food Supplies Bureau of Jiaozuo
Four        South is neighboring to Jianshe Road
Boundaries  North is neighboring to the Food supplies Bureau of Jiaozuo
----------- --------------------------------------------------------------------------------------------------------
Filled by
                                 //Seal of Jiaozuo Land Administration Bureau//
                                                                                                   January 8, 1997.
----------- --------------------------------------------------------------------------------------------------------

                                              Town Land | |  Square Meters | |
------------------------------------- -------------------------------------------------------------------------------
         Used Area of Land                                        9,793.75 square meters
------------------------------------- -------------------------------------------------------------------------------
    Land Available for Building          N/A
------------------------------------- -------------------------------------------------------------------------------
   Shared Right of Use Land Area       N/A
------------------------------------- -------------------------------------------------------------------------------
            Shared Area                N/A
------------------------------------- -------------------------------------------------------------------------------
             Land Grade                N/A
------------------------------------- -------------------------------------------------------------------------------

                                                   Rural Land (mu)
 ------------------------------------ -------------------------------------------------------------------------------
             Total Area                N/A
 ------------------------------------ -------------------------------------------------------------------------------
                                          Areas of Different Types of Land
 --------------------------------------------------------------------------------------------------------------------
          Farm Land             N/A                       Residential Area and Land for      N/A
                                                            Industrial and Mining Use
 ----------------------------- ----------------------- ------------------------------------ -------------------------
           Non-irrigated       N/A                               Area for Enterprises       N/A
           Farm Land
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
             Irrigated Farm     N/A                                Area for Residential      N/A
                  Land                                                    Houses
 --------- ------------------- ----------------------- --------- -------------------------- -------------------------
          Wood Land             N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Forest Land            N/A                        Area for Transportation Use       N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------
         Pasture Land          N/A                           Land Not yet Cultivated        N/A
 ----------------------------- ----------------------- ------------------------------------ -------------------------